EXHIBIT 10.2


        SECOND AMENDMENT TO GLOBAL REVOLVING CREDIT AGREEMENT (364-DAY)

         The Second Amendment to Global Revolving Credit Agreement (364-Day) (the "Amendment") dated as of June 2, 1999 among Sealed Air Corporation
(the "Company"), the Subsidiary Borrowers party hereto, the Subsidiary Guarantors party hereto, the Banks party hereto, and ABN AMRO Bank N.V., as Administrative Agent;

                             W I T N E S S E T H:

         WHEREAS, the Company (which was formerly known as W. R. Grace & Co.) and the Subsidiary Borrowers, the Guarantors, the Banks and ABN AMRO Bank N.V., as Administrative Agent, have heretofore executed and delivered a Global Revolving Credit Agreement (364-Day) dated as of March 30, 1998 (as amended and extended, the "Credit Agreement"); and

         WHEREAS, the parties hereto desire to further amend the Credit Agreement as provided herein;

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Credit Agreement shall be and hereby is amended as follows:

          1.   Section 8.04 of the Credit Agreement is hereby amended by:

                    (a) deleting the word "and" at the end of clause (g) thereof;

                    (b) adding a new clause (h) reading in its entirety as follows:
                              "(h) Indebtedness of Foreign Subsidiaries
                         denominated in Euros in an aggregate principal mount at any time outstanding not exceeding Euro 250,000,000; and" and

          (c) re-lettering clause (h) as clause (i).

          2. This Amendment shall become effective on the date the Administrative Agent shall have received counterparts hereof executed by the Borrowers and the Required Banks (or, in the case of any party as to which an executed counterpart hereof shall not have been received, receipt by the Administrative Agent in form satisfactory to it of facsimile or other written confirmation from such party of execution of a counterpart hereof by such party).

          3.1. To induce the Administrative Agent and the Banks to enter into this Amendment, each Borrower and Guarantor represents and warrants to the Administrative Agent and the Banks that: (a) the representations and warranties contained in the Credit Documents, as amended by this Amendment (other than Section 6.05 of the Credit Agreement), are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) after giving effect to this Amendment, no Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each Borrower and each Guarantor, and the Credit Agreement, as amended by this Amendment, and each of the other Credit Documents are the legal, valid and binding obligations of the applicable Borrower or Guarantor, enforceable against such Borrower or Guarantor in accordance with their respective


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terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by any Borrower or any Guarantor of this Amendment or the performance by any Borrower or any Guarantor of the Credit Agreement, as amended by this Amendment, or any other Credit Document to which they are party.

          3.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

          3.3. Except as specifically provided above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Agent or any Bank under the Credit Agreement or any of the other Credit Documents, nor constitute a waiver or modification of any provision of any of the other Credit Documents.

          3.4. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                        SEALED AIR CORPORATION, as
                                        Borrower and Guarantor


                                        By /s/ William V. Hickey
                                           ------------------------------------
                                           Name:  William V. Hickey
                                           Title: President



                                        SEALED AIR CORPORATION (US),
                                        as Borrower and Guarantor


                                        By /s/ William V. Hickey
                                           ------------------------------------
                                           Name:  William V. Hickey
                                           Title: President


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                                        CRYOVAC, INC., as Borrower and
                                        Guarantor


                                        By /s/ William V. Hickey
                                           ------------------------------------
                                           Name:  William V. Hickey
                                           Title: Vice President


                                        By /s/ H. Katherine White
                                           ------------------------------------
                                           Name:  H. Katherine White
                                           Title: Vice President



                                        CRYOVAC UK LIMITED, as Borrower


                                        By /s/ Daniel S. Van Riper
                                           ------------------------------------
                                           Name:  Daniel S. Van Riper
                                           Title: Director



                                        CRYOVAC AG, as Borrower


                                        By /s/ Daniel Costhesy
                                           ------------------------------------
                                           Name:  Daniel Costhesy
                                           Title: Financial Director



                                        CRYOVAC S.p.A., as Borrower


                                        By /s/ Colin D. Parnell
                                           ------------------------------------
                                           Name:  Colin D. Parnell
                                           Title: Managing Director



                                        CRYOVAC AUSTRALIA PTY. LIMITED,
                                             as Borrower


                                        By /s/ H. Katherine White
                                           ------------------------------------
                                           Name:  H. Katherine White
                                           Title: Director

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                                        SEALED AIR S.A., as Borrower


                                        By /s/ Stephen Froelich
                                           ------------------------------------
                                           Name:  Stephen Froelich
                                           Title: Managing Director



                                        SEALED AIR LIMITED, as Borrower


                                        By /s/ William V. Hickey
                                           ------------------------------------
                                           Name:  William V. Hickey
                                           Title: Director


                                        CRYOVAC VERPACKUNGEN GmbH,
                                             as Borrower


                                        By /s/ Hans-Otto Bosse
                                           ------------------------------------
                                           Name:  Hans-Otto Bosse
                                           Title: Managing Director


                                        SEALED AIR (CANADA) INC., as borrower


                                        By /s/ Andrea Schmidt
                                           ------------------------------------
                                           name:  Andrea Schmidt
                                           Title: Director


                                        SEALED AIR (NZ) LIMITED, as Borrower


                                        By /s/ H. Katherine White
                                           ------------------------------------
                                           Name:  H. Katherine White
                                           Title: Director

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                                        CRYOVAC (NEW ZEALAND) LIMITED,
                                             as Borrower

                                        By /s/ H. Katherine White
                                           ------------------------------------
                                           Name:  H. Katherine White
                                           Title: Director


                                        SEALED AIR AUSTRALIA PTY LIMITED,
                                             as Borrower

                                        By /s/ H. Katherine White
                                           ------------------------------------
                                           Name:  H. Katherine White
                                           Title: Director


                                        SEALED AIR B.V., as Borrower

                                        By /s/ H. Katherine White
                                           ------------------------------------
                                           Name:  H. Katherine White
                                           Title: Director

                                        ABN AMRO BANK N.V., individually
                                        and as Administrative Agent

                                        By /s/ Pauline Mc Hush
                                           ------------------------------------
                                           Name:  Pauline Mc Hush
                                           Title: Vice President

                                        By /s/ John Deegan
                                           ------------------------------------
                                           Name:  John Deegan
                                           Title: Group V.P.


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION

                                        By /s/ Deborah J. Graziano
                                           ------------------------------------
                                           Name:  Deborah J. Graziano
                                           Title: Vice president


                                        BANKERS TRUST COMPANY

                                        By /s/ Gregory Shefrin
                                           ------------------------------------
                                           Name:  Gregory Shefrin
                                           Title: Principal


                                        CITIBANK, N.A.

                                        By /s/ William G. Martins
                                           ------------------------------------
                                           Name:  William G. Martins
                                           Title: Vice President

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                                        COMMERZBANK AG, NEW YORK BRANCH

                                        By /s/ Fobert Donohue
                                           ------------------------------------
                                           Name:  Robert Donohue
                                           Title: Senior Vice President

                                        By /s/ Peter Doyle
                                           ------------------------------------
                                           Name:  Peter Doyle
                                           Title: Assistant Vice President


                                        CREDIT LYONNAIS NEW YORK BRANCH

                                        By /s/ Vladimir Labun
                                           ------------------------------------
                                           Name:  Valdimir Labun
                                           Title: First Vice President --
                                                  Manager


                                        FLEET NATIONAL BANK

                                        By /s/ Christopher W. Criswell
                                           ------------------------------------
                                           Name:  Christopher W. Criswell
                                           Title: Senior Vice President


                                        SUMMIT BANK

                                        By /s/ Thomas Browen
                                           ------------------------------------
                                           Name:  Thomas Browen
                                           Title: Assistant Treasurer


                                        TORONTO DOMINION (TEXAS) INC.

                                        By /s/ Carol Brandt
                                           ------------------------------------
                                           Name:  Carol Brandt
                                           Title: Vice President


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                                        BANCA DI ROMA

                                        By /s/ Stephen Paley
                                           ------------------------------------
                                           Name:  Stephen Paley
                                           Title: Vice President

                                        By /s/ Nicola Dell 'edera
                                           ------------------------------------
                                           Name:  Nicola Dell 'Edera
                                           Title: Assistant Treasurer


                                        THE BANK OF NEW YORK

                                        By /s/ Ernest Fund
                                           ------------------------------------
                                           Name:  Ernest Func
                                           Title: Vice President


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                                        COMPAGNIE FINANCIERE DE CIC ET
                                        DE L'UNION EUROPEENNE

                                        By /s/ Martha Skimore
                                           ------------------------------------
                                           Name:  Martha Skimore
                                           Title: Vice President

                                        By /s/ Albert Calo
                                           ------------------------------------
                                           Name:  Albert Calo
                                           Title: Vice President


                                        THE FIRST NATIONAL BANK OF CHICAGO

                                        By /s/ Jeff Lubatkin
                                           ------------------------------------
                                           Name:  Jeff Lubatkin
                                           Title: Vice President


                                        FIRST UNION NATIONAL BANK

                                        By /s/ Peter Mace
                                           ------------------------------------
                                           Name:  Peter Mace
                                           Title: Senior Vice President


                                        HSBC BANK USA

                                        By /s/ Diane M. Zieske
                                           ------------------------------------
                                           Name:  Diane M Sieske
                                           Title: Assistant Vice President


                                        WACHOVIA BANK N.A.

                                        By /s/ M. Eugene Wood III
                                           ------------------------------------
                                           Name:  M. Eugene Wood III
                                           Title: Senior Vice President



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                                        THE NORTHERN TRUST COMPANY


                                        By /s/ Mark E. Taylor
                                           ------------------------------------
                                           Name:  Mark E. Taylor
                                           Title: Second Vice President



                                        THE BANK OF TOKYO-MITSUBISHI, LTD.


                                        By /s/ William D. Nicola
                                           ------------------------------------
                                           Name:  William D. Nicola
                                           Title: Attorney-in-Fact



                                        BANQUE NATIONALE DE PARIS


                                        By /s/ Richard L. Sted
                                           ------------------------------------
                                           Name:  Richard L. Sted
                                           Title: Senior Vice President


                                        By /s/ Richard Pade
                                           ------------------------------------
                                           Name:  Richard Pade
                                           Title: Vice President
                                                  Corporate Banking Division



                                        CARIPLO-CASSA DI RISPARMIO DELLE
                                        PROVINCIE LOMBARDE SPA

                                        By /s/ Anthony F. Giobbi
                                           ------------------------------------
                                           Name:  Anthony F. Giobbi
                                           Title: First Vice President


                                        By /s/ Maria Elana Greene
                                           ------------------------------------
                                           Name:  Maria Elana Greene
                                           Title: Assistant Vice President


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                                        UNI CREDITO ITALIANO S.p.A.


                                        By /s/ Gianscranco Bisagni
                                           ------------------------------------
                                           Name:  Giascranco Bisagni
                                           Title: First Vice President


                                        By /s/ Sayed Abbas
                                           ------------------------------------
                                           Name:  Sayed Abbas
                                           Title: First Vice President



                                        KBC BANK N.V.


                                        By /s/ Robert Snauffer
                                           ------------------------------------
                                           Name:  Robert Snauffer
                                           Title: First Vice President


                                        By /s/ Robert M. Surinam, Jr.
                                           ------------------------------------
                                           Name:  Robert M. Surinam, Jr.
                                           Title: Vice President



                                        MELLON BANK, N.A.


                                        By /s/ Maria Sisto
                                           ------------------------------------
                                           Name:  Maria Sisto
                                           Title: Assistant Vice President



                                        BANCA MONTE DEI PASCHI DI SIENA,
                                             S.p.A.

                                        By /s/ G. Natalicchi

                                           ------------------------------------
                                           Name:  G. Natalicchi
                                           Title: Senior Vice President and
                                                  General Manager


                                        By /s Brian R. Landy
                                           ------------------------------------
                                           Name:  Brian R. Landy
                                           Title: Vice President



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                                        NORDDEUTSCHE LANDESBANK GIROZENTRALE


                                        By /s/ Stephen K. Hunter
                                           ------------------------------------
                                           Name:  Stephen K. Hunter
                                           Title: Senior Vice President


                                        By /s/ Josef Haas
                                           ------------------------------------
                                           Name:  Josef Haas
                                           Title: Vice President



                                        SUNTRUST BANK, ATLANTA


                                        By /s/ Ronald E. Alston
                                           ------------------------------------
                                           Name:  Ronald E. Alston
                                           Title: Vice President



                                        ISTITUTO BANCARIO SAN PAOLO DI TORINO
                                             ISTITUTO MOBILIARE ITALIANO S.p.A.


                                        By /s/ Luca Sacchi
                                           ------------------------------------
                                           Name:  Luca Sacchi
                                           Title: Vice President

                                        By /s/ Carlos Pensico
                                           ------------------------------------
                                           Name:  Carlos Pensico
                                           Title: First Vice President



                                        CREDIT AGRICOLE INDOSUEZ


                                        By /s/ Craig Welco
                                           ------------------------------------
                                           Name:  Craig Welch
                                           Title: First Vice President


                                        By /s/ Sarah McClintock
                                           ------------------------------------
                                           Name:  Sarah McClintock
                                           Title: Vice President


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                                        BANCA COMMERCIALE ITALIANA
                                             NEW YORK BRANCH


                                        By /s/ Charles Dougherty
                                           ------------------------------------
                                           Name:  C. Dougherty
                                           Title: Vice President

                                        By /s/ Joseph Carlani
                                           ------------------------------------
                                           Name:  Joseph Varlani
                                           Title: Vice President